Distributions	6 Months Ended
Jun. 30, 2014
Equity [Abstract]
Distributions

12. Distributions

During the period ended June 30, 2014 the Company paid a cash distribution to holders of its common stock of $79,013, or $0.83 per share, in anticipation of commencing to operate as a REIT effective January 1, 2014. As a REIT the Company must distribute to its stockholders by the end of 2014 all if its pre-REIT accumulated earnings and profits, if any. In addition, the Company must annually distribute to its stockholders an amount equal to at least 90% of its REIT taxable income (determined before the deduction for distributed earnings and excluding any net capital gain). The amount, timing and frequency of future distributions will be at the sole discretion of the Board of Directors and will be declared based upon various factors, a number of which may be beyond the Company’s control, including financial condition and operating cash flows, the amount required to maintain REIT status and reduce any income and excise taxes that the Company otherwise would be required to pay, limitations on distributions in our existing and future debt instruments, the Company’s ability to utilize net operating losses to offset, in whole or in part, the Company’s distribution requirements, limitations on its ability to fund distributions using cash generated through its taxable REIT subsidiaries (TRSs) and other factors that the Board of Directors may deem relevant. During the period ended June 30, 2014, the Company paid a cash dividend distribution to holders of its Series AA Preferred Stock of $182 or $31.90 per share.